SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) JANUARY 31, 2002
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                    0-3252                        22-1830121
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


         767 Third Avenue, New York, NY                                 10017
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         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)




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Item 5.   OTHER EVENTS

     On January 31, 2002, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000 from January 31, 2002 to 5:00 p.m., New York City time, on February 28, 2002, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   EXHIBITS

                  Exhibit 99.1       Press release dated January 31, 2002.




















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 31, 2002              LEXINGTON PRECISION CORPORATION


                                       By:         /S/ MICHAEL A. LUBIN
                                            ------------------------------------
                                            Michael A. Lubin
                                            Chairman of the Board





















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                                  EXHIBIT INDEX


  Exhibit
  NUMBER    EXHIBIT NAME                                      LOCATION

99.1        Press release dated January 31, 2002              Filed herewith


























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